UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 9, 2007

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)
(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD.
On February 28, 2007, the Corporation filed its 2006 Annual Report on Form 10-K with the Securities and Exchange Commission. The Annual Report to Shareholders, as filed, contained a typographical error on page 57 when the Corporation reported that there was an 11 percent increase in aggregates tonnage moved by its long-haul distribution network in 2006. The Corporation is correcting the error by reporting that there was a 4 percent increase in aggregates tonnage moved by its long-haul distribution network in 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: March 9, 2007	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Senior Vice President and Chief Financial Officer